EXHIBIT 99.1
News release via Canada NewsWire, Toronto 416-863-9350

     Attention Business/Financial Editors:
     Vitran reports 2008 first quarter results

     -------------------------------------------------------------------------
     REMINDER:

     Vitran management will conduct a conference call and webcast tomorrow,
     April 24, at 10:00 a.m. ET, to discuss the Company's 2008 first quarter results Conference call dial-in: 800/734-8507
     Live Webcast: www.vitran.com (select "Investor Relations")
     -------------------------------------------------------------------------

     TORONTO, April 23 /CNW/ - Vitran Corporation Inc. (NASDAQ: VTNC, TSX:
VTN), a North American transportation and logistics firm, today announced financial results for the first quarter of 2008, the three-month period ended
March 31, 2008 (all figures reported in $U.S.).
     Vitran reported net income of $1.1 million, or $0.08 per diluted share, on a 15.2 percent increase in revenue to $177.5 million for the quarter. In the comparable 2007 three-month period, the Company achieved net income of
$3.4 million, or $0.25 per diluted share on revenue of $154.1 million.
     "Downward pressure on Vitran's margins continued during the first quarter of 2008, as the weak economic environment continued to weigh on our bottom-line profitability," stated Vitran President and Chief Executive
Officer Rick Gaetz. "Internal integration initiatives at the Company are proceeding, including the U.S. operating system transition, which is imminent.
The integration has been a Company-wide distraction, which has negatively impacted recent quarterly operating results.
     "We look forward to completing this process, and putting it behind us due to the tremendous long-term organizational benefits. As soon as our system is fully operational we will proactively commence rolling out Vitran's inter-regional and cross-border value-added services to our customer base, which has been anxiously looking forward to these additional alternatives from
us.
     "Notwithstanding these issues we faced during the quarter, it is worth noting that in addition to our overall revenue increase, Vitran achieved a daily tonnage improvement of 3.1 percent during the period, and our cross-border revenue grew 51 percent," concluded Mr. Gaetz.

     Segmented Results

     Income from operations at Vitran's LTL (less-than-truckload) segment was
$2.1 million in the first quarter of 2008. LTL segment revenue expanded
9.7 percent to $149.4 million, and the LTL OR (operating ratio) was 98.6 for the three-month period, versus an OR of 95.4 in the prior year quarter. LTL revenue per shipment improved 6.6 percent, revenue per hundredweight rose
3.3 percent and tonnage increased 1.5 percent. The number of shipments declined by 1.6 percent during Q1 of 2008.
     Income from operations rose 63.6 percent at Vitran's Logistics segment in the 2008 first quarter to $720,000. The segment's OR was 96.4, versus 95.4 in the year-earlier quarter. The Truckload segment achieved income from operations during the three-month period of $379,000, compared to $295,000 in
2007, and the TL OR improved to 95.5, versus a 96.5 OR in the prior year period.

     About Vitran Corporation Inc.

     Vitran Corporation Inc. is a North American group of transportation companies offering less-than-truckload, logistics, truckload, and freight brokerage services. To find out more about Vitran Corporation Inc.
(NASDAQ:VTNC, TSX:VTN), visit the website at www.vitran.com.

     This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and
applicable Canadian securities laws. Forward-looking statements may be generally identifiable by use of the words "believe", "anticipate", "intend",
"estimate", "expect", "project", "may", "plans", "continue", "will", "focus should" "endeavor" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on current expectations and are naturally subject to uncertainty and changes in circumstances that may cause actual results to differ materially from those expressed or implied by such forward-looking statements.
     Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Vitran's actual results, performance or achievements to differ materially from those projected in the forward-looking statements. Factors that may cause such differences include, but are not limited to, technological change, increases in fuel costs, regulatory changes, the general health of the economy, seasonal fluctuations, unanticipated changes in railroad capacities, exposure to credit risks, changes in labour relations and competitive factors. More detailed information about these and other factors is included in the annual MD&A on Form 10K under the heading "General Risks and Uncertainties." Many of these factors are beyond the Company's control; therefore, future events may vary substantially from what the Company currently foresees. You should not place undue reliance on such forward-looking statements. Vitran Corporation Inc. does not assume the obligation to revise or update these forward-looking statements after the date of this document or to revise them to reflect the occurrence of future unanticipated events, except as may be required under applicable securities laws.

     <<
                                (tables follow)

                            Vitran Corporation Inc.
                          Consolidated Balance Sheets
                (in thousands of United States dollars, US GAAP)

                                                Mar. 31, 2008   Dec. 31, 2007
                                                   (unaudited)       (audited)

     Assets
     Current assets:
       Accounts receivable                        $    81,932     $    74,261
       Inventory, deposits and prepaid expenses        11,726          11,325
       Income and other taxes receivable                1,083           2,232
       Deferred income taxes                            3,039           2,599
                                                 -------------   -------------
                                                       97,780          90,417
     Property and equipment                           169,232         169,062
     Intangible assets                                 15,019          13,645
     Goodwill                                         122,013         124,375
                                                 -------------   -------------
                                                  $   404,044     $   397,499
                                                 -------------   -------------
                                                 -------------   -------------
     Liabilities and Shareholders' Equity
     Current liabilities:
       Bank overdraft                             $     3,111     $       390
       Accounts payable and accrued liabilities        73,296          67,468
       Current portion of long-term debt               17,325          18,144
                                                 -------------   -------------
                                                       93,732          86,002

     Long-term debt                                   109,278         109,831
     Other                                              4,943           3,512
     Deferred income taxes                              6,125           7,810

     Shareholders' equity:
       Common shares                                   77,424          77,246
       Additional paid-in capital                       2,713           2,436
       Retained earnings                              105,612         104,478
       Accumulated other comprehensive income           4,217           6,184
                                                 -------------   -------------
                                                      189,966         190,344
                                                 -------------   -------------
                                                  $   404,044     $   397,499
                                                 -------------   -------------
                                                 -------------   -------------

                  (Consolidated Statements of Income follows)

                            Vitran Corporation Inc.
                       Consolidated Statements Of Income
                                  (Unaudited)

        (in thousands of United States dollars except per share amounts,
                                    US GAAP)

                                                 Three months    Three months
                                                        Ended           ended
                                                Mar. 31, 2008   Mar. 31, 2007
     Revenue                                      $   177,507     $   154,136
     Operating expenses                               153,099         128,456
     Selling, general and administrative expenses      16,921          15,099
     Other expense                                          1              29
     Depreciation and amortization expense              5,560           4,945
                                                 -------------   -------------
                                                      175,581         148,529

     Income from operations before undernoted           1,926           5,607

     Interest expense, net                              2,130           2,064

     Income (loss) from operations before
      income taxes                                       (204)          3,543

     Income (recovery) taxes                           (1,338)            156
                                                 -------------   -------------

     Net income                                   $     1,134     $     3,387
                                                 -------------   -------------
                                                 -------------   -------------

     Basic and Diluted income per share -
       Net income                                 $      0.08     $      0.25

     Weighted average number of shares:
       Basic                                       13,465,357      13,438,065
                                                 -------------   -------------
                                                 -------------   -------------
       Diluted                                     13,611,446      13,651,872
                                                 -------------   -------------
                                                 -------------   -------------

                      (Statements of Cash Flows follows)

                            Vitran Corporation Inc.
                     Consolidated Statements Of Cash Flows
                                  (Unaudited)
                (in thousands of United States dollars, US GAAP)

                                                  Three months   Three months
                                                     ended          ended
                                                 Mar. 31, 2008  Mar. 31, 2007
     Cash provided by (used in):

     Operations:
       Net income                                     $  1,134       $  3,387
       Items not involving cash from operations:
         Depreciation and amortization expense           5,560          4,945
         Deferred income taxes                          (1,198)           967
         Share-based compensation expense                  277            208
         Loss on sale of property and equipment              1             29
       Change in non-cash working capital
        components                                      (1,113)        (3,697)
                                                 -------------- --------------
                                                         4,661          5,839

     Investments:
       Purchase of property and equipment               (7,108)        (4,550)
       Proceeds on sale of property and
        equipment                                          191             71
       Additional payment due to acquisition
        of subsidiary                                       --           (538)
                                                 -------------- --------------
                                                        (6,917)        (5,017)

     Financing:
       Revolving credit facility and bank
        overdraft                                        6,625          3,284
       Repayment of long-term debt                      (2,571)        (2,255)
       Repayment of capital leases                      (2,241)        (1,640)
       Issue of Common Shares upon exercise of
        stock options                                      178            127
                                                 -------------- --------------
                                                         1,991           (484)

     Effect of translation adjustment on cash              265           (249)
                                                 -------------- --------------

     Increase in cash and cash equivalents                  --             89
     Cash and cash equivalent position,
      beginning of period                                   --          1,454
                                                 -------------- --------------
     Cash and cash equivalent position, end
      of period                                       $    --        $  1,543
                                                 -------------- --------------
                                                 -------------- --------------

     Change in non-cash working capital
      components:
       Accounts receivable                            $ (7,671)      $ (7,010)
       Inventory, deposits and prepaid expenses           (401)           387
       Income and other taxes recoverable/payable        1,131         (2,597)
       Accounts payable and accrued liabilities          5,828          5,523
                                                 -------------- --------------
                                                      $ (1,113)      $ (3,697)
                                                 -------------- --------------
                                                 -------------- --------------

                  (additional financial information follows)

                 Supplementary Segmented Financial Information
              (in thousands of United States dollars) (Unaudited)

     -------------------------------------  ----------------------------------
     For the                                For the
     quarter ended                          quarter ended
     March 31, 2008                         March 31, 2007
     -------------------------------------  ----------------------------------
                          Inc. from                           Inc. from
                Revenue  Operations   OR%           Revenue  Operations   OR%
     -------------------------------------  ----------------------------------
     LTL        149,415     2,137    98.6   LTL    136,157     6,230     95.4
     -------------------------------------  ----------------------------------
     LOG         19,760       720    96.4   LOG      9,663       440     95.4
     -------------------------------------  ----------------------------------
     TL           8,332       379    95.5   TL       8,316       295     96.5
     -------------------------------------  ----------------------------------

                     LTL SEGMENT - Statistical Information
                                  (Unaudited)

                 ----------------------------------------------
                             For the quarter ended
                                March 31, 2008
                                --------------
                 ----------------------------------------------
                                            LTL      Q. over Q.
                 ($U.S.)                  Division    % Change
                 ----------------------------------------------
                 Revenue (000's)       $   149,415       9.7
                 ----------------------------------------------
                 No. of Shipments          977,811      (1.6)
                 ----------------------------------------------
                 Weight (000's lbs)      1,490,474       1.5
                 ----------------------------------------------
                 Revenue per shipment  $    152.81       6.6
                 ----------------------------------------------
                 Revenue per CWT       $     10.02       3.3
                 ----------------------------------------------
     >>

     %SEDAR: 00004231E          %CIK: 0000946823

     /For further information: Richard Gaetz, President/CEO, Sean Washchuk, VP
Finance/CFO, Vitran Corporation Inc., (416) 596-7664; Robert Rinderman, Steven
Hecht, Jaffoni & Collins Incorporated, (212) 835-8500, or VTNC(at)jcir.com/
     (VTNC VTN.)

CO:  Vitran Corporation Inc.

CNW 16:17e 23-APR-08